KEYSTONE SMALL COMPANY GROWTH FUND II


                                     PROXY FOR THE MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Small Company Growth Fund II ("Keystone Small Company Growth II") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Small Company Growth II to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Small Company Growth Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Keystone Small Company Growth II in exchange for shares of Evergreen Small Company Growth Fund; and (ii) assume certain identified liabilities of Keystone Small Company Growth II, as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR                ---- AGAINST                  ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR                ---- AGAINST                  ---- ABSTAIN



                              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                      OF KEYSTONE SMALL COMPANY GROWTH II

                           THE       BOARD OF TRUSTEES OF KEYSTONE SMALL COMPANY
                                     GROWTH  II   RECOMMENDS   A  VOTE  FOR  THE
                                     PROPOSALS.

                   THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED

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                                OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.




                        NOTE: PLEASE SIGN EXACTLY AS YOUR
                          NAME(S) APPEAR ON THIS CARD.

                           Dated:                 , 199
                                     -----------------                    --

                           Signature(s):

                           Signature (of joint owner, if any):

NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.
Please sign, date and return.

                                   KEYSTONE SMALL COMPANY GROWTH FUND (S-4)


                                     PROXY FOR THE MEETING OF SHAREHOLDERS
                                         TO BE HELD ON JANUARY 6, 1998




         The undersigned, revoking all Proxies heretofore given, hereby appoints Dorothy E. Bourassa, Terrence J. Cullen, Martin Wolin or Rosemary Van Antwerp or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Keystone Small Company Growth Fund (S-4) ("Keystone Small Company Growth (S- 4)") that the undersigned is entitled to vote at the special meeting of shareholders of Keystone Small Company Growth (S-4) to be held at 3:00 p.m. on Tuesday, January 6, 1998 at the offices of the Evergreen Keystone Funds, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

         1. To approve an Agreement and Plan of Reorganization whereby Evergreen Small Company Growth Fund, a series of Evergreen Equity Trust, will (i) acquire all of the assets of Keystone Small Company Growth (S-4) in exchange for shares of Evergreen Small Company Growth Fund; and (ii) assume certain identified liabilities of Keystone Small Company Growth (S-4), as substantially described in the accompanying Prospectus/Proxy Statement.


              ---- FOR               ---- AGAINST                 ---- ABSTAIN

         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.


              ---- FOR               ---- AGAINST                 ---- ABSTAIN



                              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                                    OF KEYSTONE SMALL COMPANY GROWTH (S-4)

                         THE BOARD OF TRUSTEES OF KEYSTONE SMALL COMPANY GROWTH (S-4) RECOMMENDS A VOTE FOR THE PROPOSALS.

                           THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.




                        NOTE: PLEASE SIGN EXACTLY AS YOUR
                          NAME(S) APPEAR ON THIS CARD.

                           Dated:                 , 199
                                     -----------------                    --

                           Signature(s):

                           Signature (of joint owner, if any):

NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.
Please sign, date and return.

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